SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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[ ] Definitive Proxy Statement
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[ ] Soliciting Material Pursuant to Sec. 240.14a-12

PFS Funds (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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1) Title of each class of securities to which transactions applies:
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PFS Funds Ensemble Fund 1939 Friendship Drive, Suite C El Cajon, California 92020 1.800.785.8165

Dear Shareholder:

     Enclosed is a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Meeting”) of the Ensemble Fund (the “Fund”), a series portfolio of the PFS Funds (the “Trust). The Meeting is scheduled for February 10, 2017 and will be held at 1:30 p.m., Eastern Time at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. If you are a shareholder of record of the Fund as of the close of business on December 9, 2016, you are entitled to vote at the Meeting and any adjournment thereof.

     Ensemble Capital Management, LLC (“Ensemble”) has served as investment adviser to the Fund since the Fund’s inception in November 2015. At the Meeting, shareholders are being asked to approve a new investment advisory agreement between Ensemble and the Trust on behalf of the Fund. The new investment advisory agreement (“New Agreement”) has the same advisory fee as, and does not otherwise differ from, the prior investment advisory agreement (“Current Agreement”). You are being asked to approve the New Agreement because the Current Agreement will terminate as a result of the transaction described below.

     Ensemble is currently controlled by Mr. Sean Stannard-Stockton (51%), the portfolio manager of the Fund, and Mr. Curtis Brown (36.5%) . As part of Ensemble’s ongoing succession planning initiatives, Mr. Brown has agreed to a transaction whereby he would sell, in a series of transactions, a portion of his ownership interest in Ensemble to Mr. Stannard-Stockton and certain other members of Ensemble’s executive management team. It is anticipated, that, as part of the series of transactions, on or about February 28, 2017 a change in control will occur whereby Mr. Brown’s ownership interest in Ensemble will fall below 25% (the “Transaction”), and thus an assignment and termination of the Current Agreement would occur. Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the automatic termination of an advisory contract when it is assigned. Shareholders of the Fund are being asked to vote to approve the New Agreement so that the management of the Fund may continue without interruption.

     Following the Transaction, Mr. Stannard-Stockton will continue in his role as the portfolio manager to the Fund.

     At its meeting held on December 7, 2016, the Board of Trustees of the Trust approved the New Agreement with Ensemble, subject to shareholder approval, which will become effective at the close of the Transaction on or about February 28, 2017.

     I am writing to ask for your prompt vote for the approval the New Agreement. The proposal has been carefully reviewed by the Board of Trustees of the Trust. The Board of Trustees unanimously recommends that you vote FOR the proposal.

     It is very important to receive your vote before February 10, 2017. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone.

I appreciate your participation and prompt attention to this matter. Sincerely, Ross C. Provence, President of the Trust

QUESTIONS & ANSWERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter affecting the Ensemble Fund (the “Fund”) that requires a shareholder vote.

Q.	WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT ADVISORY AGREEMENT FOR MY FUND?

A.	As discussed in more detail in the enclosed proxy statement, in a transaction scheduled to occur on or about February 28, 2017, Mr. Curtis Brown, 36.5% owner of Ensemble Capital Management, LLC, (“Ensemble”) the investment adviser to the Fund, will sell a portion of his ownership interest in Ensemble to Mr. Sean Stannard-Stockton (currently a 51% owner of Ensemble and the portfolio manager of the Fund), and other executive members of Ensemble’s management team (the “Transaction”). This Transaction will affect the ownership structure of Ensemble such that a change in control of Ensemble will occur and will terminate the current investment advisory agreement (the “Current Agreement”) relating to the Fund.

On December 7, 2016, the Board approved a new investment advisory agreement with Ensemble (the “New Agreement”) to allow it to continue to provide investment advisory services to the Fund, subject to shareholder approval. Under the New Agreement, Ensemble will provide the same services to the Fund on the same terms as under the Current Agreement. The advisory fees will remain unchanged.

Q.	HOW WILL THE TRANSACTION AFFECT ME AS A SHAREHOLDER?

A.	The Transaction will not result in any changes to the organization or structure of the Fund. You will still own the same shares in same Fund. If the New Agreement is approved, Ensemble will continue to serve as the Fund’s adviser and none of the other service providers will change in connection with the Transaction.

Q.	WILL THE PORTFOLIO MANAGER OF MY FUND CHANGE?

A.	Mr. Sean Stannard-Stockton, the current portfolio manager of the Fund, has served as the portfolio manager since the Fund’s inception in November 2015. He will continue to serve as the portfolio manager following the Transaction.

Q.	HOW WILL MY APPROVAL OF THIS PROPOSAL AFFECT THE MANAGEMENT AND OPERATION OF THE FUND?

A.	The Fund’s investment strategies will not change, and the same portfolio manager will continue to manage the Fund’s portfolio. Approval of the proposal will avoid disruption of the Fund’s investment management and will allow shareholders to continue to benefit from the investment advice provided by Ensemble to the Fund.

Q.	HOW DOES THE NEW AGREEMENT DIFFER FROM THE PRIOR AGREEMENT?

A.	The terms of the New Agreement are the same as those of the Current Agreement.

Q.	HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSAL?

A.	Yes. The Board of Trustees has unanimously approved the proposal and recommends that shareholders also vote to approve the proposal.

Q.	WHO IS PAYING FOR THIS PROXY MAILING AND FOR THE OTHER EXPENSES AND SOLICITATION COSTS ASSOICATED WITH THIS

SHAREHOLDER MEETING?

A.	Ensemble (and not the Fund’s shareholders) will pay the expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses.

Q.	WHO IS ELIGIBLE TO VOTE?

A.	Shareholders of record of the Fund as of the close of business on December 9, 2016 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the meeting.

Q.	WHAT VOTE IS REQURIED?

A.	Approval of the proposal requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.	WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A.	If shareholders do not approve the New Agreement, the Board will consider such further action as it deems necessary in the best interests of the shareholders of the Fund, which may include resubmitting the New Agreement to shareholders for approval or considering other alternatives.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A.	We will be happy to answer your questions about this proxy solicitation. Please call 1-800- 785-8165 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

PFS Funds Ensemble Fund 1939 Friendship Drive, Suite C El Cajon, California 92020 1.800.785.8165

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held February 10, 2017

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on February 10, 2017
This Proxy Statement is Available online at the Following Website:
http://www.ensemblefund.com

Dear Shareholders:

The Board of Trustees of the PFS Funds (the “Trust”) is holding a special meeting (the “Meeting”) of shareholders of the Ensemble Fund (the “Fund”), a series portfolio of the Trust, on Friday, February10, 2017 at 1:30 p.m., Eastern Time. The Meeting will be held at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

The Special Meeting is being held for the following purposes:

1.	To approve an investment advisory agreement with respect to the Fund between Ensemble Capital Management, LLC and the Trust.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Trust has fixed the close of business on December 9, 2016 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Meeting. If you are unable to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE TELEPHONE FOUND ON YOUR PROXY CARD.

To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone by following the instructions on the enclosed proxy card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 1-800-785-8165.

The Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

By Order of the Trust, Ross C. Provence, President of the Trust

______, 2016

PFS FUNDS Ensemble Fund

1939 Friendship Drive, Suite C El Cajon, California 92020 1.800.785.8165 ____________ PROXY STATEMENT ____________

SPECIAL MEETING OF SHAREHOLDERS To Be Held February 10, 2017

___________

Introduction

     The PFS Funds (the “Trust”) has called a special meeting (the “Meeting”) of the shareholders of the Ensemble Fund (the “Fund”), a series portfolio of the Trust, in order to seek shareholder approval of a proposal relating to the Fund. The Meeting will be held at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 at 1:30 p.m., Eastern Time, on Friday, February 10, 2017. This Proxy Statement and form of proxy are being mailed to shareholders of record on or about December 9, 2016. If you expect to attend the Meeting in person, please call the Trust at 1-800-785-8165 to inform them of your intentions.

Items for Consideration

     The Meeting has been called by the Board of Trustees (the “Board”) of the Trust for the following purposes:

1.	To approve an investment advisory agreement with respect to the Fund between Ensemble Capital Management, LLC and the Trust.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on December 9, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report, if any. At your request, the Trust will send you a free copy of the Fund’s current prospectus and statement of additional information. Please call the Trust at 1-800-785-8165 or write to Ensemble Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

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PROPOSAL: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of the Adviser

     Ensemble Capital Management, LLC (“Ensemble”) has served as investment adviser to the Ensemble Fund (“Fund”) since its inception in November 2015. Ensemble is currently controlled by Mr. Sean Stannard-Stockton (51%), the portfolio manager of the Fund, and Mr. Curtis Brown (36.5%) . As part of Ensemble’s ongoing succession planning initiatives, Mr. Brown has agreed to sell a portion of his ownership interest in Ensemble to Mr. Stannard-Stockton (the “Transaction”) and other members of Ensemble’s executive management team. As part of this initiative, it is anticipated that on or about February 28, 2017, Mr. Brown’s ownership interest in Ensemble will fall below 25% of Ensemble’s overall equity voting securities (the “Transaction”). The Transaction will cause a change in control of Ensemble under the Investment Company Act of 1940, as amended (the "1940 Act"), resulting in the assignment of the investment advisory agreement between Ensemble, the investment adviser to the Fund, and the Trust (the “Current Agreement”). Section 15(a)(4) of the 1940 Act effectively requires the automatic termination of an advisory contract when it is assigned. As a result, the Current Agreement may be terminated. Accordingly, shareholders of the Fund are being asked to approve a new investment advisory agreement between Ensemble and the Trust (the "New Agreement") so that Ensemble’s management of the Fund may continue without any interruption. If approved by shareholders of the Fund, the New Agreement will become effective on or about February 28, 2017 (the “Effective Date”).

     The Transaction will not result in any changes to the organization or structure of the Fund. You will still own the same number of shares in the Fund. After the Closing, if the New Agreement is approved, Ensemble will continue to serve as the Fund's investment adviser and none of the Fund's other service providers will change in connection with the Transaction. Mr. Stannard-Stockton, the portfolio manager of the Fund, will continue to serve as portfolio manager following the Transaction.

The Current Agreement

     The Current Agreement for the Fund, dated October 27, 2015, was initially approved by the Board on September 23, 2015 for a term of two years. The Current Agreement was approved on November 2, 2015, by the Fund’s initial shareholder in conjunction with the Fund’s organization and before the Fund commenced investment operations. During the most recent fiscal year ended October 31, 2016, Ensemble earned $57,850 in advisory fees pursuant to the Current Agreement.

The Terms of the Current Agreement and the New Agreement

     At its December 7, 2016 meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved the New Agreement between Ensemble and the Trust, subject to shareholder approval. The New Agreement will become effective on or about February 28, 2017 if approved by Fund shareholders. The New Agreement is identical to the Current Agreement, except with respect to the date.

     Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

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     The advisory fee rate under the Current Agreement and the New Agreement is the same. The annualized advisory fee rate paid to Ensemble by the Fund will remain at 1.00% of the Fund’s average daily net assets.

     The New Agreement would require Ensemble to provide the same services as it provided under the Current Agreement. Ensemble shall, subject to the supervision of the Board, provide the Fund with such investment advice as it deems advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and polices. Ensemble will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions.

     The New Agreement has the same duration and termination provisions as the Current Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days' notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by Ensemble. The New Agreement will terminate automatically in the event of its assignment.

     The New Agreement subjects Ensemble to the same standard of care and liability to which it was subject under the Current Agreement.

     If the Fund’s shareholders approve the New Agreement, it is expected that the New Agreement would become effective on or about February 28, 2017.

Information Concerning Ensemble

     Ensemble was organized in 2004 as a California limited liability company and is located at 1350 Bayshore Highway, Suite 460, Burlingame, California 94010. Mr. Stannard-Stockton co-founded the Adviser in 2004. He previously worked at Curtis Brown & Co., the predecessor firm to Ensemble, from 2002 to 2004.

     The names, addresses, and principal occupation of the principal executive officers of Ensemble as of the date of this proxy statement are set forth below.

Name and Address	Principal Occupation
Curtis H. Brown	Member and Portfolio Manager
1350 Bayshore Highway, Suite 460
Burlingame, California 94010
Sean P. Stannard-Stockton	Managing Member, President, Chief Investment
1350 Bayshore Highway, Suite 460	Officer, Portfolio Manager, and Chief
Burlingame, California 94010	Compliance Officer
Matthew E. Pearson	Member, Chief Operating Officer

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Matthew E. Pearson	Member, Chief Operating Officer
1350 Bayshore Highway, Suite 460
Burlingame, California 94010
Ludovic P. Thomasson	Member, Director of Wealth Management
1350 Bayshore Highway, Suite 460
Burlingame, California 94010

Board Considerations in Approving the New Agreement

     At an in-person meeting held on December 7, 2016, the Board considered the approval of the New Agreement between the Trust and Ensemble on behalf of the Fund. Ensemble provided written information to the Board to assist the Board in its considerations.

[TO BE UPDATED]

     In approving the New Agreement, the Board considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by Ensemble to the Fund; (ii) the investment performance of the Fund and Ensemble; (iii) the cost of the services to be provided and the profits to be realized by Ensemble from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Ensemble’s practices regarding possible conflicts of interest and other benefits to be realized by Ensemble. The Board considered each of the foregoing factors in light of the Transaction may affect such factors.

     The Board reviewed and discussed the approval of the Management Agreement between Ensemble and the Trust with respect to the Ensemble Fund, as well as the amendments to the various proposed service agreements between the Trust and the service providers. The Board discussed the arrangements between Ensemble and the Trust with respect to the Ensemble Fund. The Board reflected on its discussions with a representative from Ensemble regarding the proposed Management Agreement (the “Management Agreement”) and the manner in which the Ensemble Fund was to be managed following the Transaction. Mr. Lively referred the Board to the Board Materials, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the proposed Management Agreement, a letter from Counsel to Ensemble and its respective responses thereto, financial information, a copy of Ensemble’s Form ADV, and a fee comparison analysis of the Ensemble Fund and comparable mutual funds, as well as information about the Transaction. Mr. Lively reviewed with the Board the memorandum from Counsel and the proposed Management Agreement and outlined the various factors the Board should consider in deciding whether to approve the Management Agreement.

     In deciding whether to approve the Management Agreement, the Trustees considered numerous factors, including:

1. The nature, extent, and quality of the services to be provided by Ensemble.

     In this regard, the Board considered the responsibilities of Ensemble under the Management Agreement. The Board reviewed the services to be provided by Ensemble to the Ensemble Fund after the Transaction including, without limitation, the procedures for formulating investment recommendations and assuring compliance with the Ensemble Fund’s investment objectives and

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limitations, the efforts of Ensemble during the Ensemble Fund’s start-up phase to date and its anticipated efforts after the Transaction, its coordination of services for the Ensemble Fund among the service providers, and the anticipated efforts after the Transaction of Ensemble to promote the Ensemble Fund and grow its assets. The Board considered: Ensemble’s staffing and methods of operating; the education and experience of its personnel, and the compliance programs, policies, and procedures that would be relied upon by Ensemble. After reviewing the foregoing and further information from Ensemble, the Board concluded that the quality, extent, and nature of the services to be provided by Ensemble were satisfactory and adequate for the Ensemble Fund and that they would continue to be after the Transaction.

3. Investment Performance of the Ensemble Fund and Ensemble.

     The Board noted that the Ensemble Fund had only recently commenced operations and thus did not have a very long period of investment performance information to review. The Board noted that the Ensemble Fund had returned 5.80% since inception on November 2, 2015 through September 30, 2016. The Board also noted that Ensemble manages an Equity strategy and noted its performance as of September 30, 2016 and for various periods including since inception as compared to its benchmark index.

4. The costs of the services to be provided and profits to be realized by Ensemble from the relationship with the Ensemble Fund.

     In this regard, the Board considered: the financial condition of Ensemble and the level of commitment to the Ensemble Fund by Ensemble’s principals; the payment of startup costs for the Ensemble Fund by Ensemble when it was in the startup phase; the projected asset levels of the Ensemble Fund; and the overall anticipated expenses of the Ensemble Fund, including the expected nature and frequency of advisory fee payments. The Board also considered potential benefits for Ensemble in managing the Ensemble Fund after the Transaction. The Board compared the expected fees and expenses of the Ensemble Fund (including the advisory fee) to other funds comparable to it in terms of the type of fund, the style of investment management, the anticipated size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the advisory fee payable to Ensemble under the proposed Management Agreement was above the group of funds of similar size, style and objective categorized by Morningstar (the “Peer Group”) and the Morningstar Large Growth category average, but the fee payable to Ensemble was a unitary fee, which was, in their view, a less common contractual structure than others they believed to be generally represented in the Peer Group (i.e., the Board expressed the view that many funds represented in the Peer Group were likely to have contractual arrangements pursuant to which the investment adviser would be paid solely for advisory services rather than a unitary fee structure where the investment adviser is paid for the provision of, or arranging for the provision of, advisory and other operating services and is also required to assume most of the fund’s operating expenses). The Board determined that these advisory fees were within an acceptable range in light of the services to be rendered by Ensemble. The Board determined that the overall fee arrangements for Ensemble with respect to the Ensemble Fund were fair and reasonable and they expressed the view that they would continue to be so after the Transaction.

5. The extent to which economies of scale would be realized as the Ensemble Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Ensemble Fund’s investors.

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     In this regard, the Board considered the Ensemble Fund’s fee arrangements with Ensemble. The Board noted that the advisory fee would remain the same at various asset levels. It was noted that Ensemble was obligated to pay certain of the Ensemble Fund’s operating expenses which had the effect of limiting the overall fees paid by the Ensemble Fund. Following further discussion of the Ensemble Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Ensemble Fund’s fee arrangement with Ensemble was fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by Ensemble and that it would remain so after the Transaction.

5. Possible conflicts of interest and benefits to Ensemble.

     In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Ensemble Fund; the basis of decisions to buy or sell securities for the Ensemble Fund; the method for bunching of portfolio securities transactions; the substance and administration of Ensemble’s Code of Ethics and other relevant policies described in Ensemble’s Form ADV. The Board noted that Ensemble has no affiliates. The Board also noted that potential conflicts could arise when Ensemble trades securities for the Ensemble Fund and other managed accounts, but they noted Ensemble’s procedures to address such conflicts. Following further consideration and discussion, the Board indicated that Ensemble’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory and would continue to be after the Transaction. The Board noted that Ensemble may utilize soft dollars. The Board also noted that Ensemble may realize benefits by virtue of investing all of a portion of separate accounts managed by Ensemble into the Ensemble Fund.

     The Independent Trustees met in executive session with Legal Counsel to discuss the approval of the New Agreement. The officers of the Trust and others present were excused during this discussion. Based on its evaluation of the information and the conclusions with respect thereto at the meeting as well as information received throughout the year at quarterly meetings since the Fund’s inception, the Board unanimously concluded that: (a) the terms of the New Agreement were fair and reasonable; (b) the approval of the New Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Section 15(f) of the 1940 Act

     The Transaction involves the sale of Mr. Brown’s interest in Ensemble. Ensemble intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

     First, an "unfair burden" may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in

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connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by Ensemble of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Fund. Moreover, Ensemble has agreed that, for two years after the consummation of the Transaction, it will use its reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund.

     Second, during the three-year period after the Transaction, at least 75% of the members of the investment company's board of trustees cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or its predecessor. The Trust currently meets this requirement. The Trust will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not "interested persons" (as defined in the 1940 Act) for the three-year period after the completion of the Transaction.

Required Vote

     Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

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ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

     Administrator. Premier Fund Solutions, Inc. (“PFS”), 1939 Friendship Drive, Suite C, El Cajon, CA 92020, provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from Ensemble equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,500). For the fiscal year ended October 31, 2016, Ensemble paid PFS $_______for administrative services. A Trustee of the Trust is the CEO of PFS.

     Transfer Agent. Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (direct shareholders) or $8.00 per shareholder (fundserv accounts) (subject to a minimum monthly fee of $775) for these transfer agency services.

     Fund Accountant. In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from Ensemble based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,200, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus .01% on assets greater than $200 million and above $300 in assets the annual fee is $70,450 plus .005% on assets greater than $300 million (subject to certain waivers when assets are below $10 million). For the fiscal year ended October 31, 2016, Ensemble paid MSS $_______for transfer agent and accounting services.

     Distributor. Rafferty Capital Markets, LLC (the “Distributor”), located at 1010 Franklin Avenue, 3rd Floor, Garden City, NY 11530, serves as the principal underwriter of the Fund’s shares. The Distributor is a broker-dealer and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

     Custodian. US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 (the "Custodian") has been selected as the Trust's custodian. The Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, the Custodian will receive and deliver cash and securities of the Fund in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities. The Custodian will also maintain certain accounts and records of the Fund.

     Independent Registered Public Accounting Firm. The Firm of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as the independent registered

8

public accounting firm for the Fund for the fiscal year ending October 31, 2017. The independent registered public accounting firm performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

     Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel for the Trust and Fund.

COMMISSIONS PAID TO AFFILIATED BROKERS

     During the Fund's most recently completed fiscal year ended October 31, 2016, the Fund did not pay any commissions to any affiliated brokers.

PAYMENT OF PROXY EXPENSES

     Ensemble will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses. It is estimated that all of the expenses of the proxy solicitation will be approximately $22,000.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

[TO BE COMPLETED]

Name and Address Number of Shares Owned Percentage Held

     Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

     For a free copy of the Fund's annual report for the fiscal year ended October 31, 2016 or semi-annual report for the period ended April 30, 2016, shareholders of the Fund may call 1.800.785.8165 or write to Ensemble Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is organized as a Massachusetts business trust. The Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to

9

present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

VOTING INFORMATION

Voting by Proxy

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Trust urges you to fill out and return your proxy card even if you plan to attend the Meeting. Returning your proxy card will not affect your right to attend the Meeting and vote.

     The Trust has named Gregory Getts and Umberto Anastasi as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Trust’s Board of Trustees.

     If an additional matter is presented for vote at the Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Meeting other than the proposal discussed in this Proxy Statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Meeting, at the following address: Jeffrey R. Provence, 1939 Friendship Drive, Suite C, El Cajon, California 92020, or by attending the Meeting and voting in person.

Voting in Person

     If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Meeting. If you attend the Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Voting Securities and Required Vote

     As of the Record Date, there were ________shares of beneficial interest of the Fund issued and outstanding.

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     All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

     Forty percent (40%) of the Shares entitled to vote shall be a quorum for the transaction of business at the Meeting. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. An affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act, of the Fund is required for the approval of the Proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

     Broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum. If you mark “abstain” on your proxy card with respect to a Proposal, your vote will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal. Broker “non-votes” will also have the effect of a “no” vote for purposes of obtaining the requisite approval of a Proposal.

Householding

     As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Fund by calling 1.800.785.8165 or write to Ensemble Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

OTHER BUSINESS

     The Board of Trustees of the Trust knows of no business to be brought before the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

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APPENDIX A MANAGEMENT AGREEMENT ENSEMBLE FUND

TO: Ensemble Capital Management, LLC
      1350 Bayshore Highway, Suite 460
      Burlingame, California 94010

Dear Sirs:

The PFS Funds (the “Trust”) herewith confirms our agreement with you.

     The Trust has been organized to engage in the business of an open-end management investment company. You have been selected to act as the sole investment adviser of the Ensemble Fund (the “Fund”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1. ADVISORY SERVICES

     You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees may from time to time establish.

2. ALLOCATION OF CHARGES AND EXPENSES

     You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents,

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statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to a plan adopted under Rule 12b-1 under Investment Company Act of 1940, as amended (the “Act”) in the event such a plan is ever adopted; and all other operating expenses not specifically assumed by the Fund.

     The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the Act.

     You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3. COMPENSATION OF THE ADVISER

     For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.00% of the average value of its daily net assets.

     The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4. EXECUTION OF PURCHASE AND SALE ORDERS

     In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

     Consistent with the Rules of Fair Practice of the Financial Industry Regulatory Authority (“FINRA”), and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5. PROXY VOTING

     You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

6. CODE OF ETHICS

     You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

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7. LIMITATION OF LIABILITY OF ADVISER

     You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

8. DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by: (i) the Board of Trustees; or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

     This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

9. USE OF NAME

     The Trust and you acknowledge that all rights to the name “Ensemble” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Ensemble” shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Ensemble” in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

10. AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

11. LIMITATION OF LIABILITY TO TRUST PROPERTY

     The term “PFS Funds” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Massachusetts.

12. SEVERABILITY

     In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

13. QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Massachusetts.

     (b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

     (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

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14. NOTICES

     Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1939 Friendship Drive, Suite C, El Cajon, California 92020, and your address for this purpose shall be 1350 Bayshore Highway, Suite 460, Burlingame, California 94010.

15. CONFIDENTIALITY

     You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

16. BOOKS AND RECORDS

     In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

17. COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18. BINDING EFFECT

     Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

19. CAPTIONS

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,
PFS Funds
Dated: ___________, 2017	By:
Print Name:
Title:
ACCEPTANCE

The foregoing Agreement is hereby accepted.
Ensemble Capital Management, LLC
Dated: ___________, 2017	By:
Print Name:
Title:

ENSEMBLE FUND

SPECIAL MEETING OF SHAREHOLDERS

February 10, 2017

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Gregory Getts and Umberto Anastasi, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 at 1:30 p.m., Eastern Time on Friday, February, 10, 2017 at, or at any adjournment thereof, on the Proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated ______, 2017, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGES OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy will be voted as specified. By voting by telephone or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. Even if you plan to attend the Meeting, to help ensure that your vote is represented, please vote (1) by telephone; or (2) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone, you do not need to mail in your proxy card. To vote by telephone please call 1-800-785-8165 between 8:30 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy. Your
signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature __________________________	Date ______________
Joint Shareholder Signature _____________________	Date ______________

     Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Special Meeting and Proxy Statement are available at www.ensemblefund.com

Please fill in box(es) as shown using black or blue ink. :

The Board of Trustees recommends voting “FOR” the Proposal with respect to the above referenced Fund. You may only complete this proxy with respect to the Fund in which you were a shareholder of record as of December 9, 2016.

1	.	Proposal - To approve a new investment advisory agreement between the Trust and Ensemble Capital Management, LLC with regard to the Fund.

		FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

2	.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.
Please check box at right if you will be attending the meeting.				[ ]

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Mail to:
Ensemble Fund, 8000 Town Centre Dr., Ste 400, Broadview Heights, OH 44147